UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

Form 8-K/A

Amendment No. 1

______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

LANGER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12991	11-2239561
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Commack Road, Deer Park, New York	11729-4510
(Address of principal executive offices)	(Zip Code)

(631) 667-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

This current report on Form 8-K/A amends the current report on Form 8-K filed by the Registrant on January 29, 2007 to add the audited consolidated financial statements of Twincraft, Inc., and Affiliates, and the unaudited pro forma financial statements of the combined Company required pursuant to Item 9.01.

(a)

Financial Statements of the Business Acquired.

The financial statements required by this item are filed herewith as Exhibits 99.1 and 99.2.

(b)

Pro Forma Financial Information.

The pro forma financial information required by this item are filed herewith as Exhibit 99.3.

(c)

Exhibits. The following Exhibits are filed as a part of this Current Report:

Exhibit No.	Description

10.1

Registration Rights Agreement dated as of January 23, 2007, by and between Langer, Inc., Peter A. Asch, Richard D. Asch, A. Lawrence Litke, and Joseph M. Candido, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed by Langer, Inc., on January 29, 2007, Exhibit 10.1.

10.2

Employment Agreement dated January 23, 2007, between Twincraft, Inc. and Peter A. Asch, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.2.

10.3

Employment Agreement dated January 23, 2007, between Twincraft, Inc. and A. Lawrence Litke, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.3.

10.4

Employment Agreement dated January 23, 2007, between Twincraft, Inc. and Richard. Asch, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.4.

10.5

Consulting Agreement dated January 23, 2007, between Twincraft, Inc. and Fifth Element LLC, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.5.

10.6

Lease Agreement dated January 23, 2007, between Twincraft, Inc. and Asch Partnership, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.6.

10.7

Lease dated October 1, 2003 and as amended January 23, 2006, between Twincraft, Inc. and Asch Enterprises, LLC, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.7.

10.8

Stock Purchase Agreement dated as of November 14, 2006, by and among Langer, Inc., Peter A. Asch, Richard D. Asch, A. Lawrence Litke, and Joseph M. Candido, incorporated herein by reference to the Current Report on Form 8-K dated January 23, 2007, filed with the Securities and Exchange Commission by Langer, Inc., on January 29, 2007, Exhibit 10.8.

23.1	Consent of Gallagher, Flynn & Company, LLP.

99.1	Financial statements of Twincraft, Inc., and Affiliates as of and for the years ended December 31, 2006 and 2005.

99.2	Financial statements of Twincraft, Inc. as of and for the years ended December 31, 2004 and 2003.

99.3	Pro Forma Financial Information of Langer, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANGER, INC.

Date: April 9, 2007	By:	/s/ W. Gray Hudkins
W. Gray Hudkins President and Chief Executive Officer (Principal Executive and Financial Officer)

Exhibit Index

Number	Exhibit

99.1	Financial Statements of Twincraft, Inc., and Affiliates as of and for the years ended December 31, 2006 and 2005.

99.2	Financial Statements of Twincraft, Inc. as of and for the years ended December 31, 2004 and 2003.

99.3	Pro Forma Financial Information of Langer, Inc.